UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 2, 2025
_________________________

ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in its charter)

Delaware			1-4797	36-1258310
(State or other jurisdiction of incorporation)			(Commission File No.)	(I.R.S. Employer Identification No.)

155 Harlem Avenue	Glenview	IL		60025
(Address of principal executive offices)				(Zip Code)
Registrant's telephone number, including area code: 847-724-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ITW	New York Stock Exchange
0.625% Euro Notes due 2027	ITW27	New York Stock Exchange
3.250% Euro Notes due 2028	ITW28	New York Stock Exchange
2.125% Euro Notes due 2030	ITW30	New York Stock Exchange
1.00% Euro Notes due 2031	ITW31	New York Stock Exchange
3.375% Euro Notes due 2032	ITW32	New York Stock Exchange
3.00% Euro Notes due 2034	ITW34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of Illinois Tool Works Inc. (the “Company”) was held on May 2, 2025 for the purposes of (i) electing the twelve director nominees named in the Company’s proxy statement for the meeting to hold office until the next annual meeting of stockholders; (ii) approving, on an advisory basis, a resolution relating to the compensation of the named executive officers as disclosed in the Company’s proxy statement; (iii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025; and (iv) considering a non-binding stockholder proposal to require stockholder ratification of executive termination pay.

All twelve nominees for director named in the Company’s proxy statement for the meeting were elected by the votes set forth below.

Election of Directors	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Daniel J. Brutto	228,120,351	9,337,425	207,367	24,574,871
Susan Crown	225,259,250	12,102,261	303,632	24,574,871
Darrell L. Ford	230,200,253	6,971,325	493,565	24,574,871
Kelly J. Grier	236,465,559	999,118	200,466	24,574,871
James W. Griffith	225,157,607	12,154,450	353,086	24,574,871
Jay L. Henderson	235,326,601	2,129,449	209,093	24,574,871
Jaime Irick	236,073,833	1,391,553	199,757	24,574,871
Richard H. Lenny	226,576,834	10,730,408	357,901	24,574,871
Christoper A. O’Herlihy	233,575,050	3,888,082	202,011	24,574,871
E. Scott Santi	227,877,416	9,572,997	214,730	24,574,871
David B. Smith, Jr.	227,884,410	9,577,668	203,065	24,574,871
Pamela B. Strobel	219,623,886	14,832,169	3,209,088	24,574,871

The non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the meeting was approved by the vote set forth below.

Advisory vote to approve executive compensation	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
	224,310,353	11,344,577	2,010,213	24,574,871

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025 was ratified by the vote set forth below.

Ratification of independent registered public accounting firm	FOR	AGAINST	ABSTAIN
	250,455,004	11,555,787	229,223

The stockholder proposal to require stockholder ratification of executive termination pay was defeated by the vote set forth below.

Stockholder proposal for stockholder ratification of executive termination pay	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
	77,832,522	158,913,193	919,428	24,574,871

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Dated: May 7, 2025	By: /s/ Randall J. Scheuneman
Name: Randall J. Scheuneman
Title: Vice President & Chief Accounting Officer